DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

Exhibit 10.20

AMENDMENT NO. 2 TO THE

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 2 to the Collaboration Agreement (this “Amendment”) is effective as of the 27th day of October, 2021 (the “Amendment Effective Date”) by and between Amgen Inc., a Delaware corporation having an address at One Amgen Center Drive, Thousand Oaks, California 91320 (“Amgen”) and CytomX Therapeutics, Inc., a Delaware corporation having an address at 151 Oyster Point Blvd., Suite 400, South San Francisco, California 94080 (“CytomX”). Amgen and CytomX are each hereafter referred to individually as a “Party” and together as the “Parties”.

WHEREAS, Amgen and CytomX entered into that certain Collaboration and License Agreement, dated as of September 29, 2017, as amended (the “Agreement”); and

WHEREAS, Amgen and CytomX wish to amend certain additional terms of the Agreement as further provided herein; and

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties agree to amend the Agreement as follows. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

PART 1 - AMENDMENTS TO CERTAIN TERMS

1.
Amendment to Section 2.1.5(c)(i). From and after the Amendment Effective Date, Section 2.1.5(c)(i) is hereby deleted and replaced in its entirety as follows:

“(i) [***]shall decide matters with respect to [***] through the [***], other than [***], which shall be decided by [***]; provided that, notwithstanding anything to the contrary herein:

(A)
no such exception for [***] right to decide [***]shall apply, and instead [***]shall have the right to decide all matters, with respect to the decision to [***], without needing first to escalate such matters to the Executive Officers for resolution if the JSC does not reach consensus after its discussion of such matters, and

(B)
following expiration of the [***] without [***]occurring prior thereto, [***]shall have the right

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to decide any [***]with respect to the conduct of the [***] to be conducted for [***], provided that if such decision would result in [***]incurring costs beyond [***] of the costs set forth in the budget for such study set forth in the [***] approved by the JSC on [***], then [***] shall only have the right to decide such matter if [***]agrees to bear the excess costs; and”

2.
Amendment to Section 4.4.1. Effective as of September 29, 2021, Section 4.4.1 is hereby deleted and replaced in its entirety as follows:

“4.4.1 Amgen shall have the right to elect to select (a) one (1) additional Target (the “First Additional Amgen Target”) by nominating such additional Target at any time prior to [***] (the “First Additional Amgen Target Selection Date”) for inclusion under this Agreement, subject to Section 4.4.2 and

(b) a second (2nd) additional Target (the “Second Additional Amgen Target” and, together with the First Additional Amgen Target, the “Additional Amgen Targets”) by nominating such additional Target at any time prior to [***] (the “Second Additional Amgen Target Selection Date” and, together with the First Additional Amgen Target Selection Date, the “Selection Dates”) for inclusion under this Agreement, subject to Section 4.4.2 (collectively, the “Amgen Expansion Option”).”

3.
Amendment to Section 6.1.3 (EGFR Products). From and after the Amendment Effective Date, Section 6.1.3 (EGFR Products) is hereby amended as follows:

Section 6.1.3 is hereby deleted and replaced in its entirety as follows:

“6.1.3 EGFR Products. Following the Effective Date and at all times during the Term (except with respect to Preclinical Development and clinical activities conducted by each Party pursuant to the Preclinical Development Plan and EGFR Initial Development Plan, and except as set forth in clauses (a) and (b) below), Amgen shall be responsible for, and shall bear all costs associated with, the development, manufacture and commercialization of EGFR Products, including development, distribution, marketing and sales activities. For clarity, after completion of the Preclinical Development Plan and [***], and notwithstanding any other activities conducted by CytomX pursuant to the EGFR Initial Development Plan, if [***], Amgen shall continue to have the right to conduct preclinical and clinical development with respect to all EGFR Products. Subject to the terms of this Agreement, [***]. After completion of CytomX’s activities as set forth in the Preclinical Development Plan and EGFR Initial Development Plan and [***] , CytomX will promptly transfer to Amgen all CytomX Licensed Know-How as is reasonably necessary or useful for Amgen to develop and seek Marketing Approval for the EGFR Products, including all materials for supporting regulatory filings consistent with Amgen’s obligations under Article 5. Notwithstanding the foregoing:”

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Section 6.1.3(a) is hereby deleted and replaced in its entirety as follows:

“(a) CytomX shall be responsible for conducting any EGFR Dose Escalation Study and any EGFR Cohort Expansion Study pursuant to the EGFR Initial Development Plan, with costs borne by [***]. With respect to the first EGFR Dose Escalation Study included in the EGFR Initial Development Plan approved by the [***]:

(i)
CytomX shall provide the JSC updates on such EGFR Dose Escalation Study once per Calendar Quarter and, notwithstanding Section 3.3, provide data generated under such EGFR Dose Escalation Study only upon the completion thereof as part of the Data Package or upon Amgen’s written request.

(ii)
No later than [***]days after the date that [***] decides to progress to the EGFR Cohort Expansion Study for CX-904 with patient data that includes [***], CytomX shall deliver to Amgen the data package containing the information set forth in Appendix A (“Data Package”). Amgen shall have [***]days after receipt of the Data Package (the “Review Period”) to review the Data Package and, if during the Review Period Amgen believes in good faith that any information required to be included in the Data Package is missing, then Amgen shall have the right to request in writing that CytomX update the Data Package to include any such missing information in the possession of CytomX and CytomX shall deliver a revised Data Package within [***]days after receipt of such request. The Review Period shall be extended by the number of days between the date of Amgen’s request for such information and the date of receipt of the revised Data Package. [***]

(iii)
On or prior to the expiration of the Review Period, Amgen shall [***]. If Amgen does not provide such notice on or prior to the expiration of the Review Period, then Amgen shall [***]. For clarity, if [***], Amgen shall [***].”

4.
Amendment to Section 7.3.2. From and after the Amendment Effective Date, Section

7.3.2 (Certain CytomX EGFR Costs) is hereby deleted and replaced in its entirety as follows:

“7.3.2 Certain CytomX EGFR Costs. CytomX shall be responsible for [***] with respect to the first EGFR Dose Escalation Study and the first EGFR Cohort Expansion Study; provided, however, that Amgen shall reasonably assist CytomX upon CytomX’s request [***], which shall include reviewing [***].”

5.
Amendment to Section 7.4.3 (EGFR Products). From and after the Amendment Effective Date, the “Development and Regulatory Milestone Events” table in Section 7.4.3 (EGFR Products) is hereby deleted and replaced in its entirety as follows:

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Milestone Event	Milestone Payment
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

6.
Amendment to Section 7.4.4. From and after the Amendment Effective Date, the following sentence in Section 7.4.4, “For EGFR Products, the maximum amount payable

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

under this Section 7.4 is Four Hundred Fifty-Five Million Dollars ($455,000,000).” is hereby deleted and replaced in its entirety as follows:

“For EGFR Products, the maximum amount payable under this Section 7.4 is Four Hundred Sixty Million Dollars ($460,000,000).”

7.
Amendment to Section 8.2.3 (Collaboration Patents). From and after the Amendment Effective Date, the first, second and third sentences in Section 8.2.3 (Collaboration Patents) are hereby deleted and replaced in their entirety as follows:

“CytomX will have the first right, [***], but not the obligation, to assume responsibility for preparing, filing, prosecuting (including, but not limited to provisional, reissue, reexamination, continuing, divisional, continuation, continuation-in-part, and substitute applications and any foreign counterparts thereof), and maintaining [***] (a) [***] (i) [***] and (ii) [***], (b) [***], (c) [***] or

(d) subject to the rest of this Section 8.2.3, [***], and in each case, conducting any interferences and oppositions or similar proceedings relating to such Patent Rights. [***]. Amgen will have the first right, but not the obligation, [***], for preparing, filing, prosecuting (including, but not limited to provisional, reissue, reexamination, continuing, divisional, continuation, continuation-in-part, and substitute applications and any foreign counterparts thereof), and maintaining [***], and in each case, conducting any interferences and oppositions or similar proceedings relating to such Patent Rights. [***]. For clarity, following [***], if Amgen has not [***], and [***] has not occurred, prior to [***], Amgen shall [***].”

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

8.
Amendment to Section 12.2.2 (Review). From and after the Amendment Effective Date, the last sentence of Section 12.2.2 (Review) is hereby deleted and replaced in its entirety as follows:

“Either Party, subject to the other Party’s written consent, not to be unreasonably withheld, delayed or conditioned, may make disclosures relating to the development or commercialization of an EGFR Product, including the results of research and any clinical trial conducted by the Parties or any health or safety matter related to an EGFR Product, except that [***], [***], provided that at least [***] days in advance of any such disclosure, [***]shall provide [***]with a copy of and timing of such disclosure and [***]shall consider in good faith any comments on such disclosure provided by [***]; provided, however, that from and after the EGFR Cohort Expansion Study Completion Date, [***]shall be entitled to direct the disclosure strategy with respect to EGFR Products and may make any such disclosure prior to disclosure by [***].”

9.
Amendment to Section 12.3 (Publication). From and after the Amendment Effective Date, the first and second sentences of Section 12.3 (Publication) are hereby deleted and replaced in their entirety as follows:

“CytomX will have the sole right to publish and make scientific presentations with respect to CytomX Platform Technology, CytomX Products and [***], any results of the first EGFR Dose Escalation Study, and to issue press releases (except with respect to the terms of this Agreement, which is governed by Section 12.2) or make other public disclosures regarding any such CytomX Platform Technology, CytomX Products and [***], any results of the first EGFR Dose Escalation Study, and Amgen will not do so without CytomX’s prior written consent, except as required by Law; provided, however, that any publication or presentation to be made by CytomX that names Amgen will require the prior written consent of Amgen. Amgen will have the sole right to publish and make scientific presentations with respect to Amgen Products or EGFR Products other than the results of the first EGFR Dose Escalation Study prior to [***], and to issue press releases (except with respect to the terms of this Agreement, which is governed by Section 12.2) or make other public disclosures regarding any such Amgen Products or such EGFR Products, and CytomX will not do so without Amgen’s prior written consent, except as required by Law or in connection with any research or clinical trial conducted by CytomX prior to the EGFR Cohort Expansion Study Completion Date; provided, however, that any publication or presentation to be made by Amgen that names CytomX will require the prior written consent of CytomX and vice versa.”

10.
Amendment to Section 13.3.2 (Discretionary Termination). From and after the Amendment Effective Date, the following sentence is hereby added at the end of Section

13.3.2 (Discretionary Termination):

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

“Notwithstanding the foregoing, if Amgen provides notice of termination of this Agreement with respect to the EGFR Target and EGFR Products and the rights and obligations thereunder during [***], then (a) such termination shall be effective [***]and (b) notwithstanding Section 13.6 or achievement of the Initiation of first EGFR Cohort Expansion Study Milestone Event, Amgen shall not be obligated to [***].”

11.
Amendment to Section 13.5 (Effect of Termination With Respect to EGFR Target and EGFR Products). From and after the Amendment Effective Date, Section 13.5 (Effect of Termination With Respect to EGFR Target and EGFR Products) is hereby amended as follows:

The third sentence of Section 13.5(e) is hereby deleted and replaced in its entirety as follows:

“To the extent the foregoing license is [***], [***] shall [***] to [***]on [***]at [***]: (i) if [***], (ii) if [***] or (iii) if [***].”

The following Section 13.5(i) is hereby added to Section 13.5:

“(i) If [***], or [***], at [***] request, (A) [***]shall assign (or, if applicable, cause its Affiliate to assign) to [***]all of [***] (and such Affiliates’) right, title and interest in and to any [***], at [***] expense, and (B) with respect to all other [***] or its Affiliates that [***], if [***], then (1) [***]shall provide [***]with reasonable notice of such decision (which notice shall in any event be given no later than [***] days prior to the next deadline for any action that may be taken with respect to such [***] with the U.S. Patent & Trademark Office or any foreign patent office), (2) [***]shall have the right to elect, by written notice to [***], to [***], and (3) [***]shall, at [***] reasonable request and expense, assist and cooperate in [***].”

PART 2 – REFERENCE TO AND EFFECT ON THE AGREEMENT

1.1
Reference to Agreement. Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.

1.2
Effectiveness of Amendment. Upon execution and delivery of this Amendment by the Parties, the amendments set forth above shall be effective as of the Amendment Effective Date. Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties.

PART 3 – MISCELLANEOUS

1.1
Choice of Law; Jurisdiction. This Amendment and its effect are subject to and shall be

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws, except as to any issue which depends upon the validity, scope or enforceability of any Amgen Patent, CytomX Patent or Collaboration Patent, which issue shall be determined in accordance with the laws of the country in which such patent was issued. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York located in the City of New York for any matter arising out of or relating to this Amendment and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Amendment or the transactions contemplated hereby in the courts of the State of New York located in the City of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. Any proceeding brought by either Party under this Amendment shall be exclusively conducted in the English language.
1.2
Headings. Article and Section headings used herein are for convenient reference only, and are not a part of this Amendment.
1.3
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Amendment may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

[Signature page follows]

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

IN WITNESS THEREOF, duly authorized representatives of the Parties hereto have executed this Amendment No. 2 as of the date first set forth above.

AMGEN INC.

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

By:

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

DocuSign Envelope ID: BC0B85A8-4C4E-49BF-9DC2-0D8965BBCF25

Name: [***]

Title: [***]

CYTOMX THERAPEUTICS, INC.

By:

Name: [***]

Title: [***]

Appendix A

[***]

Appendix A